SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2019 (October 11, 2019)

AARON’S, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia		30339-3194
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (678) 402-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Fourth Amended and Restated Franchisee Loan Facility

Aaron’s, Inc. (the “Company”) previously entered into that certain Fourth Amended and Restated Loan Facility Agreement and Guaranty, dated as of October 25, 2017, as amended by the First Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty, dated October 23, 2018 (as so amended, the “Existing Franchisee Loan Facility Agreement”), with SunTrust Bank, as servicer, and certain other financial institutions from time to time party thereto as participants (the “Participants”), pursuant to which among other things, the Participants made available a loan facility to allow, subject to certain terms and conditions, the Company’s franchisees to borrow funds guaranteed by the Company.

On October 11, 2019, the Company entered into that certain Second Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty (the “LFA Second Amendment”), which amends the Existing Franchisee Loan Facility Agreement to, among other things: (a) reduce the maximum facility commitment thereunder from $55 million to $40 million, and (b) extend the facility commitment termination date thereunder from October 23, 2019 to October 22, 2020. The reduction in the maximum facility commitment under the Existing Franchisee Loan Facility Agreement was made at the Company’s request, primarily due to the Company having fewer franchisees and to reduce the amount of fees paid by the Company on the unused portion of the commitment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1

Second Amendment to Fourth Amended and Restated Loan Facility Agreement and Guaranty, entered into among Aaron’s, Inc., as sponsor, SunTrust Bank, as servicer, and each of the other lending institutions party thereto as participants, dated as of October 11, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.

	By:	/s/ Steven A. Michaels
Steven A. Michaels
Date: October 16, 2019		Chief Financial Officer, President of Strategic Operations